UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 7, 2020, HC2 Holdings, Inc. (the “Company”) commenced its previously announced $65 million common stock rights offering. The rights offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-248695) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2020, the prospectus forming a part of the Registration Statement and the prospectus supplement relating the rights offering (the “Prospectus Supplement”), filed with the SEC on October 7, 2020.

As described in the Prospectus Supplement, the shares of common stock to be issued upon exercise of the rights, like the Company’s existing shares of common stock, will be listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol “HCHC.” Although the rights are transferrable, the Company does not intend to list the rights on the NYSE or any other national securities exchange. Therefore, the rights may effectively only be transferred or sold in private transactions.

Given that rights are transferable only in private transactions, in an effort to seek to provide a manner in which trading of the rights may be tracked, eligible stockholders seeking to transfer or sell any of their respective rights after the date of this Current Report on Form 8-K must (i) deliver to the Company the form entitled “Form of Beneficial Owner Letter for Transfer or Sale of Rights” or (ii) if any eligible stockholder holds its shares of the Company’s common stock in “street name” through a broker, dealer or other nominee, instruct such nominee holder to deliver to the Company the form entitled “Form of Nominee Holder Letter for Transfer or Sale of Rights,” in each case, substantially in the form attached as Exhibit 99.1 or 99.2, respectively, to this Current Report on Form 8-K. Any transferee of rights must comply with the requirements of the preceding sentence, as applicable, for any subsequent sale or transfer of rights. Any such transfer or sale will be recorded in the books and records of the Company.

Instructions for delivering the properly completed applicable form may be obtained from the information agent as set forth below. All questions as to the validity (including time of receipt) and acceptance of such forms will be determined by the Company, in its reasonable discretion. In determining whether to accept the applicable form for the transfer or sale of rights and to record such sale or transfer in its books and records, the Company may consider, among other things, the number of rights to be transferred or sold. The Company shall not have any responsibility to record in its books and records any transfer or sale effected without the Company’s acceptance of the properly completed form. Any sale or transfer of rights (including any sale or transfer prior to the date of this Current Report on Form 8-K) shall be the sole responsibility of the applicable stockholder, transferee and their respective nominee holders (if applicable).

As described in the Prospectus Supplement, the Company is not responsible if eligible stockholders sell or transfer their respective rights and no market exists to facilitate the purchase of rights. Further, if the rights offering is terminated or canceled for any reason, the rights will expire and will no longer be exercisable or transferable, and will not have any value. Although the Company is seeking to provide a manner in which trading of the rights may be tracked, the Company will be relying on stockholders and their respective nominees to comply with the procedures described herein, as well as on information provided by them. No assurance can be given that such information will be provided in full or at all, and the Company will have no responsibility to verify the accuracy or completeness of any such information. Eligible stockholders or transferees who wish to trade in the rights shall bear all risk of loss, even if the rights offering is terminated or canceled.

Copies of the prospectus and the Prospectus Supplement were mailed to all eligible stockholders as of 5:00 p.m., New York City time, October 2, 2020 on or about October 7, 2020 and can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent, Okapi Partners LLC, toll free at (855) 208-8902 or via email at info@okapipartners.com. Additional information regarding the rights offering is set forth in the prospectus and the Prospectus Supplement. Except as expressly modified by this Current Report on Form 8-K, all term and conditions of the Rights Offering remain unchanged.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the rights offering and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to the Company’s filings with the SEC, including its most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information about the risks and uncertainties related to the Company’s business that may affect the forward-looking statements made in this Current Report on Form 8-K.

Not a Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale, nor shall there be any sale of such securities of the Company in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Beneficial Owner Letter for Transfer or Sale of Rights.

99.2	Form of Nominee Holder Letter for Transfer or Sale of Rights.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2020

HC2 Holdings, Inc.

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer